CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S‑8 (Nos. 333-77845, 333-95949, 333-36874, 333-120450, and 333-196208) of Omnicare, Inc. of our report dated February 19, 2014, except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of the changes in guarantors discussed in Note 21, as to which the date is November 5, 2014, relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8‑K dated November 5, 2014.
/s/ PricewaterhouseCoopers LLP
Cincinnati, Ohio
November 5, 2014